UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 22, 2022
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 below, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of inTEST Corporation (the “Company”), held on June 22, 2022, the Company’s stockholders approved the amendment and restatement of the Company’s Third Amended and Restated 2014 Stock Plan (the “Plan”) in the form of a Fourth Amended and Restated 2014 Stock Plan to increase the number of shares of common stock that may be delivered pursuant to awards granted under the Plan from 2,000,000 to 2,500,000 shares.

The above summary is qualified by reference to the Fourth Amended and Restated 2014 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference, as well as the description of the Fourth Amended and Restated 2014 Stock Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 22, 2022, the Company held the Annual Meeting. At the Annual Meeting, the stockholders voted on the following matters:

1.
Election, as directors, of the five nominees, with each director to serve until the next annual meeting of stockholders and until the election and qualification of such director’s successor.

Each nominee for director was elected by a vote of the stockholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Abrams, Esq.	4,335,865	1,398,580	2,605,221
Jeffrey A. Beck	5,366,029	368,416	2,605,221
Joseph W. Dews IV	5,192,418	542,027	2,605,221
Richard N. Grant, Jr.	5,466,108	268,337	2,605,221
Gerald J. Maginnis	5,214,938	519,507	2,605,221

2.
Approval of the amendment and restatement of the Company’s Third Amended and Restated 2014 Stock Plan to increase the number of shares that may be issued thereunder.

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,239,722	444,291	50,432	2,605,221

3.
Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained
7,882,439	407,088	50,139

4.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The proposal was approved on an advisory basis by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,384,916	656,665	692,864	2,605,221

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description
10.1	inTEST Corporation Fourth Amended and Restated 2014 Stock Plan.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary
Date: June 27, 2022